UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  JUNE 28, 2005
                Date of Report (Date of earliest event reported)

                                    TSR, INC.
             (Exact name of Registrant as Specified in its charter)


         DELAWARE                     0-8656                  13-2635899
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      (State or Other         (Commission File Number)       (IRS Employer
      Jurisdiction of                                     Identification No.)
      Incorporation)

                   400 OSER AVENUE, HAUPPAUGE, NY 11788
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               (Address of Principal Executive Offices) (Zip Code)

                                 (631) 231-0333
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              (Registrant's Telephone Number, Including Area Code)

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         (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_|  Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01. OTHER EVENTS

     On June 28, 2005, the Registrant issued a press release concerning declaration of its dividend for the fourth quarter of its fiscal year ended May 31, 2005. In the press release, the Registrant stated that, while it expect to continue paying regular quarterly dividends in its 2006 fiscal year, the Board had not yet determined the dividend policy for 2006 and that it might be necessary to adjust the dividend rate to take into account the impact on operating results of the previously disclosed billing rate reductions at its largest client. A copy of the press release is attached hereto as Exhibit 27.1.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TSR, INC.



                                        By:  s/ John G. Sharkey
                                             -------------------------------
                                             Name:  John G. Sharkey
                                             Title: Vice President and
                                                    Secretary

Date: June 29, 2005


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                                                                        Rider A
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                                  EXHIBIT INDEX

Exhibit No.      Description

27.1             Press Release dated June 28, 2005

                                                                   Exhibit 27.1

TSR, INC. DECLARES QUARTERLY DIVIDEND OF $ 0.15 PER SHARE FOR THE FOURTH QUARTER OF FISCAL 2005.

Hauppauge, NY (June 28, 2005)---TSR, Inc., (Nasdaq:TSRI) a provider of computer programming consulting services, today announced that its Board of Directors had declared a quarterly cash dividend of $0.15 per share. The dividend will be payable July 29, 2005 to shareholders of record as of July 15, 2005.

Joe Hughes, CEO, stated, "In accordance with our previously announced policy for our fiscal year ended May 31, 2005, the Board has approved the quarterly payment of $0.15 per share. We expect that the previously disclosed billing rate reductions at our largest client will impact our operating results during our 2006 fiscal year. The Board has not yet determined our dividend policy for our 2006 fiscal year and will review the results of the first quarter of fiscal 2006 before establishing our dividend policy for the new fiscal year. While we expect to continue paying regular quarterly dividends, it may be necessary to adjust the dividend rate to take into account the impact on operating results."

Certain statements contained herein are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those set forth in the forward-looking statements due to known and unknown risks and uncertainties, including but not limited to those described in the Company's filings under the Securities Exchange Act of 1934.